                                                                    EXHIBIT 10.3



                                  AMENDMENT TO

                   1991 MANAGEMENT INCENTIVE STOCK OPTION PLAN


                  WHEREAS, the 1991 Management Incentive Stock Option Plan (the "Plan") has been established by AT Holdings Corporation ("Holdings") and Argo-Tech Corporation ("Argo-Tech"); and

                  WHEREAS, Holdings and Argo-Tech deem it desirable to amend the Plan;

                  NOW THEREFORE, effective June 12, 2001, the Plan is hereby amended as follows:

                  The third sentence of Paragraph 3 shall be deleted in its entirety and there shall be substituted therefor the following: "No option shall be exercised after November 9, 2011, and options not exercised by November 9, 2011 shall be automatically forfeited."

                  Executed at Cleveland, Ohio, this 12th day of June, 2001.

                                               AT HOLDINGS CORPORATION

                                               By:   /s/ Paul R. Keen
                                                     ---------------------------

                                               Its:  Vice President
                                                     ---------------------------


                                               ARGO-TECH CORPORATION

                                               By:   /s/ Paul R. Keen
                                                     ---------------------------

                                               Its:  Vice President
                                                     ---------------------------